SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 16, 2003

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, Zip Code)

(510) 668-7000

(Registrant’s telephone number, including area code)

This Amendment No. 1 to the Current Report on Form 8-K of Exar Corporation (the “Company”) is being filed to correct a typographical error in the balance sheet contained in the Company’s press release dated July 16, 2003, filed as Exhibit 99.1 to such Report.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits.

99.1    Press Release issued by Exar Corporation dated July 16, 2003.

ITEM 9.    Regulation FD Disclosure

The information contained in the Item 9. of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed “Filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information on the Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On July 16, 2003, Exar Corporation issued a press release announcing its financial results for the first fiscal quarter ended June 30, 2003 and certain other information which contained a typographical error in the balance sheet. On July 16, 2003, Exar Corporation issued a press release announcing the correction of the typographical error. A copy of the press release and the corrected balance sheet contained in such press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EXAR CORPORATION

By:	/S/ RONALD W. GUIRE	Date:	July 16, 2003
Ronald W. Guire Executive Vice President, Chief Financial Officer, Assistant Secretary and Director (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit

99.1	Press Release of Exar Corporation dated July 16, 2003.